                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1995 to August 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of September, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,   8.20%,
                                 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                  CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                  TRUST ACCOUNT #3334018-0
                                  REMITTANCE DATE:  9/15/95

                                                        Total $          Per $1,000
                                                         Amount           Original
                                                     -------------      ------------
Class A Certificates
--------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                  $6,184,695.97

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                          194,630.67        4.14107809
         b. Class A-2 Interest                          397,800.00        6.50000000
         c. Class A-3 Interest                          265,000.00        6.62500000
         d. Class A-4 Interest                          328,000.00        6.83333333
         e. Class A-5 Remittance Rate
             (8.40%,unless Weighted Average
             Contract Rate is below 8.40%)                   8.40%
         f. Class A-5 Interest                          357,000.00        7.00000000
         g. Class A-6 Remittance Rate
             (8.70%,unless Weighted Average
             Contract Rate is below 8.70%)                   8.70%
         h. Class A-6 Interest                          429,113.00        7.25000000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                          .00              .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                          .00              .00
B.   Principal
     (5) Formula Principal Distribution
         Amount                                       2,718,367.14               N/A
         a. Scheduled Principal                         587,382.74               N/A
         b. Principal Prepayments                     2,036,607.36               N/A
         c. Liquidated Contracts                         94,377.04               N/A
         d. Repurchases                                        .00               N/A

     (6) Pool Scheduled Principal
         Balance                                    360,836,186.91      953.73567869
    (6a) Pool Factor                                     .95373568

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                                  .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 2

                                CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                TRUST ACCOUNT #3334018-0
                                REMITTANCE DATE:  9/15/95

                                               Total $       Per $1,000
                                               Amount         Original
                                            ------------    ------------
  (8) Class A Percentage for such Remittance
      Date (Until Class B Cross-Over Date,
      and on each Remittance Date thereafter
      unless each Class B Principal
      Distribution Test is satisfied, equals
      Class A Principal Balance divided by
      Pool Scheduled Principal Balance)           89.58%

  (9) Class A Percentage for the following
      Remittance Date                             89.50%

 (10) Class A Principal Distribution:
      a. Class A-1                          2,718,367.14     57.83759872
      b. Class A-2                                   .00             .00
      c. Class A-3                                   .00             .00
      d. Class A-4                                   .00             .00
      e. Class A-5                                   .00             .00
      f. Class A-6

 (11) Class A-1 Principal Balance          29,496,364.91    627.58223213
(11a) Class A-1 Pool Factor                    .62758223

 (12) Class A-2 Principal Balance          61,200,000.00    1000.0000000
(12a) Class A-2 Pool Factor                   1.00000000

 (13) Class A-3 Principal Balance          40,000,000.00    1000.0000000
(13a) Class A-3 Pool Factor                   1.00000000

 (14) Class A-4 Principal Balance          48,000,000.00    1000.0000000
(14a) Class A-4 Pool Factor                   1.00000000

 (15) Class A-5 Principal Balance          51,000,000.00    1000.0000000
(15a) Class A-5 Pool Factor                   1.00000000

 (16) Class A-6 Principal Balance          59,188,000.00    1000.0000000
(16a) Class A-6 Pool Factor                   1.00000000

 (17) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                           .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                  8.40%, 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 3

                                  CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                  TRUST ACCOUNT #3334018-0
                                  REMITTANCE DATE:  9/15/95

                                                                 Total $    Per $1,000
                                                                 Amount      Original
                                                              ------------  ----------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18) 31-59 days                                          3,669,571.63        126

     (19) 60 days or more                                     3,079,775.75         94

     (20) Current Month Repossessions                           512,660.45         24

     (21) Repossession Inventory                              1,099,656.01         44

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                         .85%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                              .65%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                        1.02%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                              .95%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from March 1, 2000 to
         February 29, 2000, 9% from March 1, 2001 to
         February 29, 2001 and 10% thereafter)                                   .01%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                               34,704.23

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 4

                                   CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                   TRUST ACCOUNT #3334018-0
                                   REMITTANCE DATE:  9/15/95


     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for
         current Remittance Date; may not exceed 2.50%)                     .02%

(26)  Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal Balance for prior Remittance date (must equal or exceed 17.5%) and the Class B Principal Balance as of such Remittance Date is greater than or equal to
         $7,566,796.00                                                    10.42%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS M-1 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 5

                           CUSIP#'S   393505-FH0
                           TRUST ACCOUNT #3334018-0
                           REMITTANCE DATE: 9/15/95

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                  -------------   -------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                               1,494,785.15

 A.   Interest
 (28) Aggregate interest

      (a) Class M-1 Remittance Rate
          (9.05%, unless Weighted Average
          Contract Rate is below 9.05%)                   9.05%

      (b) Class M-1 Interest                         257,035.08      7.54166657

 (29) Amount applied to:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

 (30) Remaining:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

 B.   Principal
 (31) Formula Principal Distribution Amount
      a. Scheduled Principal                                .00             N/A
      b. Principal Prepayments                              .00             N/A
      c. Liquidated Contracts                               .00             N/A
      d. Repurchases                                        .00             N/A

 (32) Class M-1 Principal Balance                 34,082,000.00   1000.00000000
(32a) Class M-1 Pool Factor                          1.00000000

 (33) Class M-1 Percentage after prior
      Remittance Date                                       .00

 (34) Class M-1 Percentage for such Remittance
      Dated                                                 .00

 (35) Class M-1 Percentage for the following
      Remittance Date                                       .00

 (36) Class M-1 Principal Distribution:
      a. Class M-1                                          .00      0.00000000

 (37) Unpaid Class M-1 Principal Shortfall
      (if any) following prior Remittance Date              .00

 (38) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                           CUSIP#'S   393505-FJ6, FK3
                          REMITTANCE DATE: 9/15/95

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------   ----------
Class B1 Certificates
---------------------
 (1) Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                  1,237,750.07

 (2) Class B-1 Remittance Rate (9.00% unless
     Weighted Average Contract Rate is
     below 9.00%)                                           9.00%

 (3) Aggregate Class B1 Interest                       113,610.00   7.50000000

 (4) Amount applied to Unpaid Class
     BI Interest Shortfall                                    .00          .00

 (5) Remaining unpaid Class B1
     Interest Shortfall                                       .00          .00

 (6) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                 .00

 (7) Class B Percentage for such Remittance Date
     (until Class B Cross-over Date, and on each
     Remittance Date thereafter unless each Class
     B Principal Distribution Test is satisfied,
     equals zero.  Thereafter, if each Class B
     Principal Distribution Test is satisfied,
     equals 100% minus Class A Percentage)                    .00

(7a) Class B Percentage for the following
     Remittance Date                                          .00

 (8) Class B1 Principal (Class B Percentage of
     Formula Principal Distribution Amount)                   .00

(9a) Class B1 Principal Shortfall                             .00

(9b) Unpaid Class B1 Principal Shortfall                      .00

(10) Class B Principal Balance                      37,869,822.00

(11) Class B1 Principal Balance                     15,148,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 2

                          CUSIP#'S   393505-FJ6, FK3
                          REMITTANCE DATE: 9/15/95

                                                        Total $     Per $1,000
                                                        Amount       Original
                                                     -------------  ----------
Class B2 and C Certificates
--------------------------
(12) Remaining Amount Available                       1,124,140.07

(13) Class B-2 Remittance Rate (9.20%
     unless Weighted Average Contract
     Rate is less than 9.20%)                                9.20%

(14) Aggregate Class B2 Interest                        174,200.64  7.66666687

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                     .00         .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                        .00         .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(18) Class B2 Principal Liquidation Loss Amount                .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                 .00

(20) Guarantee Payment                                         .00

(21) Class B2 Principal Balance                      22,721,822.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     and Class B1 and B2 Distribution Amount;
     if the Company is the Servicer)                    151,481.06

(23) 3% Guarantee Fee                                   798,458.37

(24) Class C Residual Payment                                 0.00

(25) Repossessed Contracts                              512,660.45

(26) Repossessed Contracts Remaining
     in Inventory                                     1,099,656.01

(27) Weighted Average Contract Rate                       11.85320

                                     GTFC
                                    1995-1
                                 August, 1995
                              Defaulted Contracts

                                                                    Estimated
                                                  Repurchase         Loss at
Account#         Principal         Interest         Amount          Sale Date
--------        ----------         --------       -----------       ----------
16316476         23,430.14           166.54         23,596.68        10,787.88
29312749          7,976.23            56.69          8,032.92         2,201.22
57313828         32,497.10           231.00         32,728.10         6,268.42
74317646         19,425.31           138.08         19,563.39         6,346.65
98300938         11,048.26            78.53         11,126.79         9,100.06
                ----------          -------        ----------       ----------

TOTALS          $94,377.04          $670.84        $95,047.88       $34,704.23
                ==========          =======        ==========       ==========